UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

XOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39598	98-1550505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Tyburn Street Los Angeles, California	90065
(Address of principal executive offices)	(Zip Code)
(818) 316-1890
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	XOS	Nasdaq Capital Market
Warrants, every thirty warrants exercisable for one share of Common Stock at an exercise price of $345.00 per share	XOSWW	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 13, 2025, Xos, Inc. (the “Company”) issued a press release announcing its financial position as of June 30, 2025, results of operations for the three and six months ended June 30, 2025 and other related information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Effective July 1, 2025, Dietmar Ostermann, a Class III director and a member of the Company’s board of directors (the “Board”) since March 2024, took over the role of lead independent director of the Board from George Mattson, who stepped down from that role but remains a director of the Company. Mr. Ostermann will remain Chair of the Board’s Compensation Committee, and Mr. Mattson will continue to serve on the Board’s Compensation Committee, Audit Committee, and Nominating and Corporate Governance Committee. The lead independent director role will continue to have the same duties and responsibilities as previously disclosed by the Company.

Effective August 10, 2025, the Company's Board appointed Liana Pogosyan as the Company's Chief Financial Officer and Treasurer. Ms. Pogosyan served as the Company's Vice President of Finance and Acting Chief Financial Officer since May 2023. Ms. Pogosyan remains the Company's principal financial officer and principal accounting officer, and the change in her titles was not accompanied by any modification to her compensation or any material change in her duties or responsibilities.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 13, 2025
104	iXBRL language is updated in the Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2025

XOS, INC.

By:	/s/ Liana Pogosyan
Liana Pogosyan
Chief Financial Officer